UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012 (June 6, 2012)

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California		94043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Alexza Pharmaceuticals, Inc. (the “Company”) was held on June 6, 2012, for the following purposes:

•

to elect eight nominees for director, each to serve until the Company’s 2013 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal;

•

to approve a series of certificates of amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse split of the Company’s outstanding common stock, pursuant to which any whole number of outstanding shares between, and including, three and ten would be combined into one share of common stock and to authorize the Board of Directors of the Company to select and file one such certificate of amendment and abandon the other certificates of amendment, or to abandon all such certificates of amendment as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by the Board of Directors within one year of approval; and

•

to ratify the selection by the Audit and Ethics Committee of the Board of Directors of the Company of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.

At the 2012 Annual Meeting, each of Thomas B. King, Hal V. Barron, M.D., F.A.C.C., Andrew L. Busser, Deepika R. Pakianathan, Ph.D., J. Leighton Read, M.D., Gordon Ringold, Ph.D., Isaac Stein and Joseph L. Turner were re-elected as directors of the Company. The stockholders of the Company approved the series of certificates of amendment, described above, authorizing the Board of Directors of the Company to select and file one such certificate of amendment and abandon the other certificates of amendment, or to abandon all such certificates of amendment, to be determined by the Board of Directors within one year of approval. Lastly, the stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012. The final voting results on each of the matters submitted to a vote of stockholders at the 2012 Annual Meeting are as follows:

	For	Withheld	Broker Non-Votes
1. Election of Directors
Thomas B. King	58,469,364	687,801	35,669,477
Hal V. Barron, M.D., F.A.C.C.	56,257,190	2,899,975	35,669,477
Andrew L. Busser	58,608,942	548,223	35,669,477
Deepika R. Pakianathan, Ph.D.	56,260,627	2,896,538	35,669,477
J. Leighton Read, M.D.	58,586,693	570,472	35,669,477
Gordon Ringold, Ph.D.	56,276,890	2,880,275	35,669,477
Isaac Stein	58,563,026	594,139	35,669,477
Joseph L. Turner	58,527,604	629,561	35,669,477

	For	Against	Abstentions	Broker Non-Votes
2. Approval of a series of certificates of amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse split of the Company’s outstanding common stock	71,345,248	23,110,497	370,897	0

	For	Against	Abstentions	Broker Non-Votes
3. Ratification of Ernst & Young LLP as independent registered public accounting firm for 2012	94,034,038	512,460	280,144	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.
Date: June 7, 2012

	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer